VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2011

Core Equity Fund (the “Fund”). In the Fund Summary, in the Investment Adviser section, the information about the current portfolio managers Robert C. Doll and Daniel Hanson are deleted in their entirety and replaced with the following:

	Portfolio Manager of
Name	the Fund Since	Title

Chris Leavy, CFA	2012	Managing Director and Chief Investment Officer of Fundamental Equity (Americas)

Peter Stournaras, CFA	2012	Managing Director

In the Management section under Investment Sub-Advisers—BlackRock Investment Management, LLC (“BlackRock”), the portfolio manager information for the Fund with respect to Robert C. Doll and Daniel Hanson is deleted in its entirety and replaced with the following:

BlackRock’s Large Cap Growth team is jointly managed by Chris Leavy and Peter Stournaras. Mr. Leavy has been Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010. From 2000 – 2010, Mr. Leavy was with Oppenheimer Funds and held the title of Chief Investment Officer, Equities. Mr. Stournaras has been Managing Director of BlackRock, Inc. since 2010. Prior to that time, Mr. Stournaras held the position of Director at Northern Trust Company from 2006 – 2010. Messrs. Leavy and Stournaras hold the CFA designation.

All changes reflected herein are effective immediately.

Date:	June 8, 2012